Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 14,775,772,166.00
Aggregate Redeemed or Repurchased, FY	3,617,499,975.00
Aggregate Redeemed or Repurchased, Prior FY	4,998,156,702.00
Redemption Credits	0.00
Net Sales	$ 6,160,115,489.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 850,711.95